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                                                            EXHIBIT 10.1
                            AGREEMENT OF SALE AND PURCHASE
                         LOWER ALLEN DISTRIBUTION CENTER LAND


          THIS AGREEMENT is made as of the 31st day of January, 1998 by and between MARK G. CALDWELL and MARTIN L. GRASS, trading as DOUBLE M DEVELOPMENT COMPANY, a Partnership, having an address at 434 North Front Street, Wormleysburg, Pennsylvania 17403 ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware Limited Partnership, having an address at Plymouth Meeting Executive Campus, 620 West Germantown Pike, Suite 200, Plymouth Meeting, PA 19462 ("Buyer").


                                W I T N E S S E T H :


1. AGREEMENT TO SELL AND PURCHASE. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms and conditions of this Agreement, certain property consisting of the following:

               (a)  REAL PROPERTY.  All that certain tract of land containing
15.5115 acres ("Lower Allen Distribution Center Land") which is described by metes and bounds on the ALTA/ACSM Land Title Survey for 2400, 2404 and 2410 Gettysburg Road prepared by Hartman and Associates, Inc., dated 12/10/97, situate in the Township of Lower Allen, Cumberland County, Commonwealth of Pennsylvania (the Lower Allen Distribution Center Land is sometimes herein referred to as the "Land"); together with all improvements on the Land, including, without limitation, three buildings located on the Lower Allen Distribution Center Land containing 24,311 square feet, 33,600 square feet and 124,092 square feet; together with all appurtenances thereto (including, without limitation, all easements, rights-of-way, and other rights and benefits belonging to, running with the owner of, or relating to the Land); and together with all rights, title and interest of Seller in and to all land lying in the bed of any street, opened or proposed, abutting the Land and all right, title and interest of Seller in an to any unpaid award for the taking by eminent domain of any part of the Land or for damages to the Land by reason of a change of grade of any street (all of the property, rights and privileges described in this Section 1(a) herein being collectively called the "Real Property").

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               (b)  PERSONAL PROPERTY.  All fixtures, equipment and other personal property attached or appurtenant to the Real Property; all furniture, supplies, and other unattached items of personal property located in or on, or used in connection with, the Real Property which are owned by Seller; and all intangible personal property used in the ownership, operation or maintenance of the Real Property, which is owned by Seller (all of the foregoing items of property being herein collectively called "Personal Property").

               (c) PROPERTY. The Real Property and the Personal Property are sometimes herein collectively called "Property".

2. PURCHASE PRICE. The purchase price (the "Purchase Price") for the Property, subject to adjustments as provided in this Agreement, shall be Six Million Five Hundred Fifty Thousand Dollars ($6,550,000), and shall be paid as follows:

               (a) Fifty Thousand Dollars ($50,000) (such sum, plus all interest which accrues thereon, being herein called "the Deposit") shall be paid by Buyer to First American Title Insurance Company ("Title Company") on the date of the execution of this Agreement. The Deposit shall be held by the Title Company in one or more federally-insured money market accounts acceptable to both Seller and Buyer, or in short-term United States Government obligations having a maturity date which is not later than the Closing Date (as defined below).

               (b) The balance of the Purchase Price shall be paid at Closing by wire transfer of immediately available funds.

3.        DISPOSITION OF DEPOSIT; DEFAULTS.

               (a) The Deposit shall be held in escrow and disbursed by the Title Company in accordance with the terms of this Agreement. Seller and Buyer each agrees, upon request, to execute the Title Company's customary form of escrow agreement with respect to the Deposit.

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               (b)  If Buyer, without the right to do so and in default of its obligations under this Agreement fails to complete Closing, Seller shall have the right to be paid the Deposit as liquidated damages and not as a penalty. Buyer and Seller acknowledge that the damages which may be incurred by Seller in the event of Buyer's default are difficult to quantify as of the date of this Agreement; the Deposit represents the parties' reasonable estimate of Seller's probable future damages in the event of Buyer's default; and that the Deposit represents fair and reasonable compensation to Seller in the event of Buyer's default. The right of Seller to be paid the Deposit shall be Seller's exclusive and sole remedy, and Seller waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted by law or in equity against Buyer.

               (c) If Closing is completed hereunder, the Title Company shall pay the Deposit to Seller on account of the Purchase Price.

4. CLOSING. The closing of this transaction ("Closing") shall take place at the offices of Wolf, Block, Schorr and Solis-Cohen, Twelfth Floor Packard Building, 15th and Chestnut Streets, Philadelphia, Pennsylvania 19102. Closing shall commence at 10:00 a.m. on February 18, 1998 ("Closing Date").

5.        CONDITION OF TITLE.

               (a) Title to the Property shall be good and marketable and free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other title objections, except for the Permitted Encumbrances (as defined below) and the Tenant Leases (as defined below), and shall be insurable as such and as provided in this Agreement at ordinary rates by the Title Company pursuant to an ALTA Owner's Policy of Title Insurance, 1970 Form B, amended October 17, 1970 and October 17, 1984 (the "Owner's Policy of Title Insurance"). The premium (at ordinary rates) for the Owner's Policy of Title Insurance will be paid by Buyer.

               (b) If Seller is unable to convey title to the Property to Buyer at Closing in accordance with the requirements of Section 5(a), Buyer shall have the right (i) of taking such title as Seller is able to convey with abatement of the Purchase Price in the amount (fixed or ascertainable) of any Monetary


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Liens (as defined below) on the Property, or (ii) of terminating this Agreement.

               (c) Promptly after the execution of this Agreement, Buyer shall order from the Title Company a Commitment for Title Insurance ("Title Commitment") with respect to the Real Property. Prior to the expiration of the Inspection Period, Buyer shall give to Seller Notice ("Exception Notice") of any exceptions to title set forth in the Title Commitment which are not acceptable to Buyer ("Unacceptable Exceptions"). Seller shall, within ten business (10) days from the date of Seller's receipt of the Exception Notice, deliver to Buyer an endorsement to the Title Commitment issued by the Title Company stating which, if any, of the Unacceptable Exceptions the Title Company has or will commit to remove from the Title Commitment; and if the Title Company has not issued an endorsement to the Title Commitment removing (or committing to remove) all of the Unacceptable Exceptions from the Title Commitment within ten (10) business days from the date of Seller's receipt of the Exception Notice, Buyer shall have the right to terminate this Agreement. If Buyer does not terminate this Agreement pursuant to the provisions of this Section 5(c), then the exceptions remaining on Schedule B, Section 2 of the Title Commitment which are not liens securing payment of monetary sums ("Monetary Liens") shall be the "Permitted Encumbrances". Seller agrees to pay all Monetary Liens and cause all Monetary Liens to be released and satisfied of record prior to the completion of Closing.

               (d) If Seller, without the right to do so and in the default of its obligations under this Agreement fails to complete Closing, or otherwise defaults under or breaches this Agreement, Buyer shall have the right, at Buyer's sole election, either (A) to be returned the Deposit plus Buyer's reimbursable costs as hereinafter defined, up to a maximum amount of $25,000.00 as liquidated damages for Seller's breach, or (B) to specific performance and injunctive relief without monetary damages against Seller. Reimbursable expenses are defined to include the cost of all charges incurred by Buyer for securing title, the cost of any plans, surveys and environmental studies ordered by Buyer, all loan commitment fees paid by Buyer and all the fees, costs and expenses reasonably incurred by Buyer in connection with the property and Buyer's intended acquisition thereof.


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6.        POSSESSION.  Possession of the Property shall be given to Buyer at
Closing, subject only to the rights of occupancy of the Tenants (as defined below) under the Tenant Leases by delivery of Seller's special warranty deeds (the "Deeds") and bills of sale (the "Bills of Sale"), duly executed and acknowledged by Seller and in proper form for recording. If Buyer causes surveys of the Real Property to be made, then at Buyer's option the descriptions of the Real Property contained in the Deeds shall be based upon those survey.

7.        APPORTIONMENTS; TRANSFER TAXES; SECURITY DEPOSITS.

               (a)  (i)     Real estate taxes on the Real Property; personal
property taxes (if any) on the Personal Property; minimum water and sewer rentals; base, minimum and/or fixed rental, additional rental and other sums paid by the Tenants to the Seller prior to Closing under the Tenant Leases; payments due under the Service Agreements (as defined below) which are to be assigned to Buyer, if any, shall be apportioned pro rata between Seller and Buyer on a per diem basis as of the Closing Date; provided, however, that there shall be no apportionment between Buyer and Seller at Closing with respect to utility charges paid by the Tenants directly to utility companies pursuant to the Tenant Leases.

                 (ii) If the Closing Date is not the first day of a calendar month and if as of the Closing Date and of the Tenants has not paid the monthly installment of base, minimum and/or fixed rental ("Delinquent Installment") due under its Tenant Lease with respect to the month in which Closing occurs, then at Closing Buyer shall receive a credit against the Purchase Price in an amount equal to the portion of the Delinquent Installment applicable to the period of time from and after the Closing Date and through the balance of the applicable month; and upon Buyer's receipt of the Delinquent Installment from such Tenant, Buyer shall pay the full amount thereof to Seller. For the purpose of this subparagraph, "Delinquent Installment" shall mean only one that has not been paid by the applicable Tenant within the applicable grace period, if any, in its Tenant Lease.

               (b) At Closing, each of Buyer and Seller shall pay one-half (1/2) of all realty transfer taxes imposed by the Commonwealth of Pennsylvania and all other governmental


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authorities upon the Deeds and the conveyance of the Real Property from Seller to Buyer.

               (c) At Closing, Seller shall deliver to Buyer a certified check in the amount of all Security Deposits paid under the Tenant Leases, and all interest which has (or was required to) accrued thereon.

8. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller makes the following representations and warranties to Buyer, which representations and warranties are true and correct as of the date of this Agreement, and shall be true and correct at and as of the Closing Date in all respects as though such representations and warranties were made both at and as of the date of this Agreement, and at and as of the Closing Date:

               (a) The only leases or other agreements (herein collectively called the "Tenant Leases"; and each respective tenant under each of the Tenant Leases is herein sometimes individually called "Tenant" and collectively "Tenants") with respect to rights of use and occupancy of the Property in effect are as set forth on the Charts attached hereto as Schedule 1.

               (b) The Tenant Leases are valid and existing and in full force and effect; the Tenants are in actual possession of the Property; and neither the Tenants nor the Seller are in default of their respective obligations under the Tenant Leases.

               (c) The copies of the Tenant Leases previously delivered by Seller to Buyer are true and complete copies of the Tenant Leases; the Tenant Leases have not been amended, modified, or supplemented; and the Tenants do not have any right to extend or renew the terms of their respective Tenant Leases except as expressly set forth in the Tenant Leases.

               (d) None of the Tenants has asserted any claim which could adversely affect the right of the landlord to collect base, minimum or fixed rental or additional rental from the Tenants; and no notice of default or breach on the part of landlord under the Tenant Leases has been received by Seller from any of the Tenants which has not been cured.


                                         -6-
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               (e)  All construction, painting, repairs, alterations,
improvements and other work required to be performed by the landlord under the Tenant Leases, and all of the other obligations of the landlord required to be performed under the Tenant Leases as of the Closing Date, have been completed fully performed and paid for in full by Seller.

               (f) The terms of the Tenant Leases commenced and will end on the dates specified in the Charts attached hereto as Schedule 1.

               (g) The rents and other payments set forth in the Tenant Leases are the actual rents, income and charges presently being collected by Seller under the Tenant Leases; all minimum rent payable under the Tenant Leases is payable monthly in advance of rent control laws, ordinances, or regulations, or by virtue of existing agreements or regulations.

               (h) Except as set forth in the Tenant Leases, none of the Tenants is entitled to any concession, allowance, rebate or refund.

               (i) None of the Tenants has prepaid any base rental, minimum rental, fixed rental or additional rental or other charges for more than the current month under its Tenant Lease.

               (j) Neither the Tenant Leases nor the rental or other amounts payable under the Tenant Leases have been assigned, pledged or encumbered other than to the holder of any existing mortgage as collateral security, which assignment shall be terminated at Closing; and the Tenant Leases may be assigned by Seller to Buyer at Closing.

               (k) No security deposit has been paid by any of the Tenants under the Tenant Leases, except as set forth on the Charts attached hereto as
Schedule 1.

               (l) The Chart attached hereto as Schedule 2 sets forth the only brokerage or leasing commissions or other compensation which are or will be due and payable to any party ("Lease Broker") with respect to or on account of the Tenant Leases or any extensions or renewals thereof or any other actions by the Tenants thereunder; the copies of the agreements between Seller and each Lease Broker delivered by Seller to Buyer are


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true and complete and there are no other such agreements; Seller shall fully pay
(and shall provide to Buyer at Closing evidence of such payment) all installments on account of the existing leasing commissions due or payable with respect to any rental due or payable in connection with any period prior to the Closing Date and/or otherwise due and payable prior to the Closing Date; and Buyer shall, at Closing, accept the assignment of the Tenant Leases subject to the obligation to pay all of the existing leasing commissions to the Lease Brokers with respect to periods occurring from and after the Closing Date. Pursuant to the preceding sentence, there shall be an apportionment at Closing of prepaid or accrued leasing commissions.

               (m) Except as expressly set forth in the Tenant Leases, the Tenants do not have any right or option to acquire to the Property or any portion thereof.

               (n) Seller has not received any written notice ("Defect Notice") from any insurance company which has issued a policy with respect to the Property or from any board of fire underwriters (or other body exercising similar functions) claiming any defects or deficiencies in the Property or suggesting or requesting the performance of any repairs, alterations or other work to the Property.

               (o) There are no management, service, equipment, supply, security, maintenance, construction, concession or other agreements with respect to or affecting the Property, except for any agreements under which only a Tenant is bound and except for the agreements listed on Exhibit B to this Agreement (collectively, the "Service Agreements"); Seller is not in default under the Service Agreements; the copies of the Service Agreements previously delivered by Seller to Buyer are true and complete copies of such Service Agreements and the same have not been amended, modified or supplemented; and each of the Service Agreements designated on Exhibit B to be terminated shall be terminated by Seller at or prior to Closing and all sums due thereunder paid in full by Seller.

               (p) No employee of Seller who performs services at or in connection with the Property is covered by an employment agreement or union contract; no demand has been made upon Seller for recognition of a union or collective bargaining agent for the employees of Seller at the Property; and none of the employment


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arrangements with respect to Seller's employees will be binding upon Buyer or any subsequent owner of the Property after Closing.

               (q) There are no outstanding uncured written notices received by Seller of any violation ("Violation") of any applicable law, ordinance, code, rule, order, regulation or requirement of any governmental authority with respect to the Property.

               (r) Exhibit C to this Agreement sets forth the only fire and extended coverage insurance policies ("Policy") maintained by Seller with respect to the Property; the Policy is in full force and effect and all premiums due thereunder has been paid; and neither Seller nor (to Seller's knowledge) any of the Tenants have received any notice from the insurance companies which issued the Policy, indicating that the Policy will not be renewed or will be renewed at a higher premium than is presently payable therefor.

               (s) There is no action, suit or proceeding pending or, to the knowledge of Seller, threatened against or affecting Seller or the Property or any portion thereof or the Tenant Leases or relating to or arising out of the ownership, management or operation of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

               (t) Seller has not received any notice of any condemnation proceeding or other proceedings in the nature of eminent domain ("Taking") in connection with the Property, and to Seller's knowledge no Taking has been threatened.

               (u) All of the books, records, information, data and other items supplied by Seller to Buyer are true, complete and correct in all material respects, and fairly and accurately presented the results of operations of the Property.

               (v) To the best of Seller's actual knowledge, there is no presently existing Violation at the Property of any environmental law or reputation; no contamination is present at the Property; and no underground storage tanks, asbestos or PCBs are present at the Property.


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9.        OPERATIONS PRIOR TO CLOSING.  Between the date of this Agreement and
Closing:

               (a) Seller shall, at its expense: perform all of its obligations under the Tenant Leases; and cure all notices of any Violations and/or Defect Notices issued prior to Closing. Notwithstanding the foregoing provisions of this Section 9(a), if all such notices of Violation or Defect Notices require the expenditure by Seller of more than $50,000 in the aggregate, Seller shall have the right to give to Buyer written notice that Seller has elected not to cure such notices; and in such event, Buyer shall have the right, by written notice to Seller, at Buyer's sole option, to terminate this Agreement.

               (b) Seller shall not enter into any agreement to modify, amend or otherwise alter any of the terms or provisions of the Tenant Leases or any of the Service Agreements; Seller shall not enter into a new lease ("New Lease") or other agreement with respect to the use or occupancy of the Real Property and/or the maintenance thereof, without prior written approval of Buyer. Seller agrees to execute any New Lease designated by Buyer which is approved by Seller. Each of Seller and Buyer agrees not unreasonably to untimely withhold or delay its approval of a New Lease. If Seller shall enter into a New Lease for a portion of the Real Property after the date of this Agreement and prior to the Closing Date pursuant to the request or prior written approval of Buyer, then Buyer shall, at Closing, reimburse to Seller all hard costs paid by Seller pursuant to a written budget previously approved by Seller and Buyer for capital improvements to the premises demised under the New Lease; and Buyer shall assume the obligations of the Seller, as landlord under the New Lease, to perform capital improvements to the premises demised under the New Lease required by the terms of the New Lease. Any New Lease entered into by Seller after the date of this Agreement and prior to the Closing Date pursuant to the request or prior written approval of Buyer shall be included within the definition of "Tenant Leases".

               (c) Seller shall perform all acts, and shall make all payments, necessary to cause the representations and warranties of Seller in this Agreement to be true and correct.

               (d) (i) Buyer, its attorneys, accountants, architects, engineers and other representatives shall be afforded access to the Property and to all books, records and files


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relating thereto from time to time prior to Closing for the purposes of inspections, preparation of plans, taking of measurements, making of surveys, making of appraisals, and generally for the ascertainment of the condition of the Property, including but not limited to the physical and financial condition of the Property; and there shall be furnished to Buyer all plans and specifications, engineering reports, feasibility studies, operating statements, governmental permits and approvals, contracts, leases, surveys, title information and other documentation concerning the Property in the possession of Seller and/or Seller's management agent for the Property.

                  (ii) Buyer, its attorneys, accountants and other representatives, shall be permitted to make and are authorized to make any searches of governmental records as they deem necessary with respect to the Property; and Seller agrees fully to cooperate with Buyer and its attorneys and other representatives in this regard and to issue any consents or authorizations required therefor.

                 (iii) Buyer agrees to indemnify, defend and reimburse Seller for all costs, expenses (including, without limitation, attorney's fees, consultant and expert fees and court costs) loss and liabilities suffered or incurred by Seller as the result of any injuries to persons or properties caused by Buyer's entry upon the Property prior to Closing pursuant to the provisions of this Section 9(d) and Section 14.

               (e) Promptly after receipt thereof by Seller, Seller shall deliver to Buyer the following:

                      (i) a copy of any notice of default given or received under the Tenant Leases or the Service Agreements;

                     (ii) a copy of any tax bill, notice or statement of value, or notice of change in a tax rate affecting or relating to the Property;

                    (iii) a copy of any notice of an actual or alleged Violation; and

                     (iv)   a copy of any notice of Taking.


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               (f)  Seller shall deliver for execution by each of the Tenants a written certification which shall be prepared by Buyer's counsel (utilizing the form attached to this Agreement as Exhibit D, but modified and supplemented by Buyer's counsel to reflect the terms and provisions of each of the respective Tenant Leases) (each such certification being herein called a "Tenant Estoppel Certificate"); and Seller shall obtain an executed Tenant Estoppel Certificate (dated no more than fifteen (15) days prior to the Closing Date) from each of the Tenants. Seller shall deliver to Buyer a copy of each of the executed Tenant Estoppel Certificates obtained by Seller, promptly after Seller's receipt thereof.

               (g) Seller shall deliver for execution by each of the Tenants a Subordination, Non-Disturbance and Attornment agreement in the form required by Buyer's lender ("SNDA"); and Seller shall use its best efforts to obtain an executed SNDA from each of the Tenants. Seller shall deliver to Buyer a copy of each of the executed SNDAs delivered to Seller promptly after receiving such SNDA.

10. TAX FREE EXCHANGE. Buyer shall cooperate with Seller in effecting an exchange described in Section 1031 of the internal Revenue Code ("Tax Free Exchange"), provided, that: (a) the Tax Free Exchange shall not impose upon Buyer additional financial or legal obligations in addition to those set forth elsewhere in this Agreement; (b) Buyer shall have no obligation to take title to any exchange property; (c) Seller shall indemnify, defend and save and hold Buyer harmless of an from all expenses, liabilities, claims, losses or actions as a result of Buyer's participation in the Tax Free Exchange; (d) Buyer shall have no obligation to modify any of the provisions of this Agreement to effect the Tax Free Exchange; (e) any Agreement of Sale to be entered into by Buyer for an exchange property shall provide that any liability of Buyer thereunder shall be limited and restricted in enforcement to any deposit monies paid by Buyer; and (f) Seller shall provide to Buyer any deposit monies required under any Agreement of Sale for an exchange property.


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11.       CASUALTY.

               (a) Seller shall maintain the Policy in effect until the time of Closing, and shall deliver to Buyer, within ten (10 ) days after the date of this Agreement, an endorsement to the Policy issued by each insurance company issuing the Policy evidencing that the Policy is in effect, and that the Policy will not be canceled or materially modified without at least thirty (30) days prior written notice to Buyer. If Closing is not completed under this Agreement, Buyer agrees to deliver to Seller, upon request, a written direction to each insurance company which has issued the Policy, directing that Buyer's name as an additional insured party be deleted therefrom. If Closing is completed under this Agreement, Seller shall be entitled to all rebates and refunds of any prepaid premiums under the Policy.

               (b) If at any time prior to the Closing Date any portion of the Property is destroyed or damaged as a result of fire or any other casualty ("Casualty"), Seller shall promptly give written notice ("Casualty Notice") thereof to Buyer. If the Property is the subject of a Casualty, Buyer shall have the right, at its sole option, of terminating this Agreement (by notice given within thirty (30) days after receipt of the Casualty Notice from Seller) unless, (i) the cost fully to repair or restore such damage is less than One Hundred Thousand Dollars ($100,000) and sufficient insurance proceeds are available fully to restore such damage, and (ii) the insurance company issuing the Policy has confirmed in writing prior to the end of such thirty (30) day period that such Casualty is covered by the Policy and that no defense to payment of the claim exists, and (iii) such Casualty will not result in any of the Tenants terminating any of the Tenant Leases or asserting a right to terminate any of the Tenant Leases, and (iv) any loan commitment obtained by Buyer for financing to acquire the Property is not canceled or suspended as a result of such Casualty. If a Casualty Notice is given to Buyer less than thirty (30) days prior to Closing, at Buyer's option Closing shall be postponed to a date not later than thirty (30) days after Buyer's receipt of the Casualty Notice. If Buyer does not terminate this Agreement, the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date shall be paid to Buyer at the time of Closing and all unpaid claims and rights in connection with losses to the Property shall be assigned to Buyer at Closing without in any manner affecting the Purchase Price.


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               (c)  If the Property is the subject of a Casualty, but Buyer does not have the right to terminate this Agreement pursuant to the provisions of
Section 11(b) above (or Buyer does not exercise such right), then Seller shall promptly cause all temporary repairs to be made to the Property as shall be required to prevent further deterioration and damage to the Property; provided, however, that any such repairs shall first be approved by Buyer, which approval shall not be unreasonably or untimely withheld. Seller shall have the right to be reimbursed from the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date for the cost of all such repairs made pursuant to this Section 11(c). Except for the obligation of Seller to repair the Property set forth in this Section 11(c), Seller shall have no other obligation to repair any Casualty damage in the event Buyer does not elect to terminate this Agreement pursuant to the provisions of Section 11(b), and in such event, Buyer shall accept the Property at Closing as damaged or destroyed by the Casualty and Buyer shall have the right to enter the Real Property prior to Closing for the purpose of performing such repairs thereto as are reasonably necessary to protect the Property against further damage prior to the Closing Date.

12. EMINENT DOMAIN. If at any time prior to the Closing Date: a Taking affects all or any part of the Property, or if any proceeding for a Taking is commenced, or if notice of the contemplated commencement of a Taking is given, Seller shall promptly give written notice ("Taking Notice") thereof to Buyer. Buyer shall have the right, at its sole option, of terminating this Agreement by written notice to Seller within thirty (30) days after receipt by Buyer of the Taking Notice. If a Taking Notice is given to Buyer less than thirty (30) days prior to Closing, at Buyer's option Closing shall be postponed to a date not later than thirty (30) days after Buyer's receipt of the Taking Notice. If Buyer does not terminate this Agreement, the Purchase Price shall be reduced by the total of any awards or damages received by Seller and Seller shall, at Closing, assign to Buyer all of Seller's right, title and interest in and to any awards or damages to which Seller may have become entitled or may thereafter be entitled by reason of any exercise of the power of eminent domain or condemnation with respect to or for the Taking of the Property or any portion thereof.

13.       CONDITIONS OF BUYER'S OBLIGATIONS.

               (a) The obligations of Buyer under this Agreement are subject to the satisfaction at the time of Closing of each of the following conditions (any one of which may be waived in whole or in part in writing by Buyer at or prior to Closing):

                      (i) all of the representations and warranties by Seller set forth in this Agreement shall be true and correct in all material respects;

                     (ii) no representation or warranty by Seller contained in this Agreement shall contain any materially untrue statement or shall omit a material fact necessary to make the statement of fact therein recited not misleading;

                    (iii) Seller shall have performed all covenants, agreements and conditions required by this Agreement (and by any other Agreement between Seller and Buyer) to be performed by Seller prior to or as of the Closing Date; and

                     (iv) Buyer shall have received the executed Tenant Estoppel Certificates and SNDAs from the Tenants under the Tenant Leases. .

               (b) In the event any of the conditions set forth in Section 13(a) are not satisfied as of the Closing Date, Buyer shall have the right (in addition to all other rights and remedies available to Buyer under this Agreement, at law or equity), at Buyer's sole option to (i) terminate this Agreement, or (ii) complete Closing notwithstanding the unsatisfied condition.

14.       INSPECTION PERIOD.

               (a) Buyer shall, during the period ("Inspection Period") which shall commence as of the date of this Agreement and shall end on January 30, 1998, have the opportunity to examine the Property, the Tenant Leases, the Service Agreements, the Policy, the Permitted Encumbrances and any items to be delivered by Seller to Buyer, and to conduct such other inspections of the Property as Buyer, in its discretion, may elect.

               (b)    (i)   Seller acknowledges that Buyer may commission, prior
to Closing, at Buyer's sole cost and
expense, an investigation of (without limitation): compliance with environmental laws, the presence of contaminants on, over, under, migrating from or affecting the Property including without limitation in connection with the use and operation of any Personal Property, and the presence of conditions that may affect Buyer's intended use.

                     (ii) Seller will cooperate with Buyer and Buyer's agents in Buyer's investigation, including without limitation: (A) complying with requests for information and records; (B) assisting Buyer in obtaining governmental agency or other records and upon Buyer's request communicating directly with any governmental agencies; (C) granting Buyer access to the Property including, without limitation, access for collecting surface or subsurface samples of soil, vegetation or water, or samples from buildings and other improvements and Personal Property located on the Property, including samples from walls, floors, ceilings, plenums, paved areas and other areas the taking of which samples may necessitate some damage to the buildings, other improvements or the Personal Property, and installing groundwater monitoring wells; and (D) delivery to Buyer any communications, letters, inquiries or notices received by Seller from any regulatory body dealing with environmental matters, water quality, air quality, life safety and OSHA and with all reports which may have been prepared within the past five years addressing the presence of PCB emissions, asbestos or other hazardous materials or waste. If Buyer does not complete Closing, Buyer will repair any invasive testing to the condition of the Property which had reasonably existed prior to such testing or sampling

               (c) Buyer shall have the right, at Buyer's sole option, to terminate this Agreement (for any reason whatsoever) on or prior to the second business day to occur after the date on which the Inspection Period ends.

15.       ITEMS TO BE DELIVERED AT CLOSING.

               (a)  At Closing, Seller shall deliver to Buyer the following:

                      (i)   The Deeds.

                     (ii)   The Bills of Sale.

                    (iii) Assignments in the form of Exhibits E and F, respectively, of the Tenant Leases and the Service Agreements designated on Exhibit B to be assigned to Buyer, duly executed and acknowledged by Seller and in proper form for recording, assigning to Buyer all of the lessor's and Seller's rights, title and interest in the Tenant Leases and such Service Agreements, together with all correspondence between Seller and the Tenants, an original executed copy of each of the Tenant Leases and each such Service Agreement and letters, duly executed by Seller, in form satisfactory to Buyer addressed to each of the Tenants and other parties under the Service Agreements informing it of the assignments. Seller shall also deliver to Buyer at Closing evidence of Seller's termination of those Service Agreements not assigned to Buyer and payment of all sums owing to the parties to such Service Agreements.

                     (iv) An assignment, duly executed and acknowledged by Seller, of (and delivery to Buyer of originals or copies of): all certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals with respect to the Property; all fees, escrow and/or security funds, deposits and other sums heretofore paid by Seller to any governmental authority in connection with the Property; all certificates issued by the local Board of Fire Underwriters (or other body exercising similar functions); all plans, specifications and project manuals for the Property in Seller's possession; and all guarantees, bonds and warranties with respect to the Property in Seller's possession (together with original counterparts of such instruments).

                      (v) An original counterpart of the Tenant Estoppel Certificates and the SNDAs.

                     (vi) Such resolutions and certificates as the Title Company shall require to evidence the due authorization of the execution and performance of this Agreement and the documents to be delivered pursuant hereto; and all affidavits, indemnities and other agreements required by the Title Company to permit it to issue to Buyer the Owner's Policy of Title Insurance required pursuant to Section 5(a).

                    (vii) A statement, certified by Seller (and accompanied with all relevant back-up documentation) setting forth all information necessary or required to permit Buyer to calculate and collect after Closing all payments of additional rent and other charges due under the Tenant Leases.

                   (viii) All proper instruments for the conveyance of the awards referred to in Sections 1(a) and 12.

                     (ix) Duplicate copies of all books, records and operating reports in Seller's possession which are necessary to insure continuity of operation of the Property.

                      (x) An original executed and acknowledged copy of the Right of First Refusal Agreement in recordable form as provided in Paragraph 23, below.

                     (xi) Any other documents required to be delivered by Seller pursuant to any other provisions of this Agreement.

               (b)  At Closing, Buyer shall deliver to Seller the following:

                      (i) The portion of the Purchase Price payable pursuant to Section 2(b).

                     (ii) Assumption agreements, in the form of Exhibits E and F respectively, of the Tenant Leases and of the Service Agreements designated on Exhibit B to be assigned to Buyer, duly executed and acknowledged by Buyer and in proper form for recording.

                    (iii) Any other document required to be delivered by Buyer pursuant to any other provisions of this Agreement.

16. TIME. Time is of the essence of this Agreement. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period provided in this Agreement shall end on a Saturday, Sunday or legal holiday, then the final day shall extend to the next full business day. For the purposes of this Section 16, the term "holiday" shall mean a day other than a Saturday or Sunday on which banks in the Commonwealth of Pennsylvania are or may elect to be closed.

17. BROKERAGE. Each of Seller and Buyer represents and warrants to the other that it has dealt with no broker, finder or other intermediary in connection with this sale, except for Commercial/Industrial Realty Company ("CIR"). Seller agrees to pay all commissions and any other sums due to CIR by reason of this transaction.

18. NO OTHER REPRESENTATIONS. Buyer acknowledges that neither Seller nor anyone acting, or purporting to act, on behalf of Seller, has, except as expressly set forth in this Agreement, made any representation or warranty with respect to the Property.

19. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

20.       FIRPTA.

               (a) Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that withholding of tax is not required upon the disposition by Seller of a United States real property interest, the undersigned parties executing this Agreement on behalf of Seller hereby certify the following on behalf of Seller:

                      (i) Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

                     (ii) Seller's U.S. employer identification number is ________________; and

                    (iii)       Seller's office address is:

                         434 North Front Street
                         Wormleysburg, PA 17403

Seller, and the parties executing this Agreement on behalf of Seller, understand that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement made here could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned parties executing this Agreement on behalf of Seller declare that they have examined this certification and to the best of their knowledge and belief, it is true, correct and complete; and they further declare that they have authority to sign this document on behalf of Seller.

               (b) Seller, and the parties executing this Agreement on behalf of Seller, shall deliver to Buyer at Closing, a restatement of the above certifications of Seller and of the parties executing this Agreement on behalf of Seller.

          21.  NOTICES.

               (a) All notices, demands, requests or other communications from each party to the other required or permitted under the terms of this Agreement shall be in writing and, unless and until otherwise specified in a written notice by the party to whom notice is intended to be given, shall be sent to the parties at the following respective addresses:

               if intended for Buyer:

               Plymouth Meeting Executive Campus
               620 West Germantown Pike, Suite 200
               Plymouth Meeting, PA 19462

               Attention:  Jeffrey E. Kelter
               Fax:  610-834-9560

               if intended for Seller:

               434 North Front Street
               Wormleysburg, PA 17403
               FAX: 717-731-0979


Notices may be given on behalf of any party by its legal counsel.

               (b) Each such notice, demand, request or other communication shall be given (i) against a written receipt of delivery, or (ii) by registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) by a nationally recognized overnight courier service for next business day delivery, or (iv) via telecopier or facsimile transmission to the facsimile number listed above, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent in either the manner specified in clause (i) or (iii) above.

               (c) Each such notice, demand, request or other communication shall be deemed to have been given upon the earliest of (i) actual receipt or refusal by the addressee if sent pursuant to Section (b)(i) or (b)(iv), or (ii) deposit thereof at any main or branch United States post office if sent in accordance with section (b)(ii) above or (iii) deposit thereof with the courier if sent pursuant to section (b)(iii) above.

          22.  MISCELLANEOUS.

               (a) CAPTIONS. The captions in this Agreement are inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

               (b) ENTIRE AGREEMENT; GOVERNING LAW. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or other negotiations, representations, understandings and agreements (including, without limitation, the letter of intent between Seller and Buyer dated September 18, 1997) of, by or among the parties, express or implied, oral or written, which are fully merged herein. The express terms of this Agreement control and supersede any course of performance and/or customary practice inconsistent with any such terms. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement unless such agreement is in writing and signed by the party against whom enforcement of such change, modification, discharge or abandonment is sought. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.

               (c) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision may be invalid or unenforceable in whole or in part.

               (d) WAIVER OF TENDER OF DEED AND PURCHASE MONIES. The tender of executed Deeds by Seller and the tender by Buyer of the Purchase Price are mutually waived, but nothing in this Agreement shall be construed as a waiver of Seller's obligation to deliver the Deeds and/or of the concurrent obligation of Buyer to pay the Purchase Price at Closing.

               (e) GENDER, ETC. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

               (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected on this Agreement as the signatories.

               (g) EXHIBITS. All Exhibits and Schedules attached to this Agreement are incorporated by reference into and made a part of this Agreement.

               (h) NO WAIVER. Neither the failure nor any delay on the part of either party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of any such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

               (i) INTERPRETATION. No provision of this Agreement is to be interpreted for or against either party because that party or that party's legal representative or counsel drafted such provision.

               (j) ATTORNEY'S FEES. In connection with any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees. However, the provisions of this Section are expressly subject to the limitation on Buyer's liability specified in Section 3.

               (k) BUYER'S EXERCISE OF RIGHT TO TERMINATE. If Buyer desires to terminate this Agreement pursuant to any of the provisions of this Agreement, Buyer shall do so by giving written notice of termination to Seller. Upon any such termination, the Deposit shall be paid to Buyer (and each of Seller and Buyer shall deliver written instructions to the Title Company to pay the Deposit to Buyer); and except as otherwise expressly provided in this Agreement, this Agreement shall be and become null and void and neither party shall have any further rights or obligations under this Agreement.

               (l) SURVIVAL. The representations, warranties and agreements of Seller set forth in Sections 8 and 9 of this Agreement shall survive a termination of this Agreement, or Closing for a period of 24 months, and thereafter shall survive to the extent that Buyer shall have given to Seller written notice of breach thereof. The obligations of Seller and Buyer pursuant to Sections 7, 10, 17, 20, 21 and 22(j) this Agreement shall survive Closing. Except as otherwise provided in the preceding two sentences of this Section 22(l), the agreements of Seller and Buyer set forth in this Agreement shall not survive Closing and shall merge into the delivery of the Deed at Closing.

          23.  RIGHT OF FIRST REFUSAL.

               (a) For the purpose of this Paragraph 23: the term "Sears Parcel" shall mean all that certain tract of land which is described by metes and bounds on Exhibit H hereto, situate in the township of Lower Swatara, Dauphin County, Commonwealth of Pennsylvania containing 32.82 acres, and the building located on the rear containing 507,000 square feet; and the term "Right of First Refusal Term" shall mean the period of time commencing as of the Closing Date, and terminating two years after the Closing Date.

               (b) At Closing, Seller shall execute, acknowledge and deliver to Buyer for recording, a separate right of first refusal agreement, prepared by Buyer, acceptable to Seller (and Seller agrees that the right of first refusal agreement shall be acceptable to it to the extent that its provisions are substantially the same as those set forth below; and Seller further agrees to be reasonable in granting or withholding is acceptance to the right of first refusal agreement), setting forth the following terms and provisions:

                    (i)     Seller shall not at any time
               during the Right of First Refusal Term sell or convey or agree to sell or convey all or any portion of the Sears Parcel without first having complied with the requirements of this Agreement.

                    (ii)    If Seller shall during the Right
               of First Refusal Term desire to sell or convey the Sears Parcel, Seller shall obtain from a third party a bona fide, arms-length written offer (the "Offer") acceptable to Seller, to purchase the Sears Parcel, and Seller shall submit a written copy of the Offer to Buyer.
               Buyer shall have fifteen (15) days from receipt of said Offer in which to elect to meet the monetary and all other purchase terms of the Offer, except the time of Closing, and purchase the Sears Parcel pursuant to the monetary and all other purchase terms of the Offer and this paragraph. If Buyer elects to meet the Offer and purchase the Sears Parcel pursuant to the terms of the Offer, Buyer shall give to Seller written notice thereof ("Acceptance Notice") within said fifteen (15) day period and closing shall be held within 90 days after the date of the Acceptance Notice, whereupon Seller shall convey the Sears Parcel to Buyer. At closing, Seller shall deliver to Buyer a special warranty deed, sufficient to convey to Buyer fee simple title to the Sears Parcel free and clear of all liens, restrictions and encumbrances, except for those subject to which the Sears Parcel was to have been conveyed to the party making the Offer in accordance with the terms of the Offer. Realty transfer tax shall be paid by Buyer and Seller in the manner prescribed in the Offer.

                    (iii)   This right of first refusal shall
               continue until such time as the Sears Parcel shall have been sold by Seller to a party making the Offer or the expiration of the term of this right of first refusal. In the event Buyer shall elect not to meet any Offer, Seller may thereafter sell the Sears Parcel only to the party making the Offer and only strictly in accordance with the terms of the Offer.

                    (iv)    To prevent Seller from defeating the
               rights of Buyer pursuant to this Agreement, Seller agrees that Seller will not during the term of this right of first refusal accept an offer to purchase less than all of the Sears Parcel or all or any portion of the Sears Parcel together with any other property.

                    (v)     The rights and obligations of Seller
               and Buyer pursuant to this Agreement, shall be binding upon Seller, and its successors and assigns, and shall inure to the benefit of, Buyer, and Buyer's successors and assigns.

          24. REPORTS. For the period of time commencing on the date of this Agreement and continuing through the first anniversary of the Closing Date, and without limitation of the other document production otherwise required of Seller hereunder, Seller shall, from time to time, upon reasonable advance written notice from Buyer, provide to Buyer and its representatives: (i) access to all financial and other information pertaining to the period of Seller's ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of Buyer's outside, third party accountants ("Accountants") to enable Buyer and its Accountants to prepare financial statements in compliance with any and all of (a) Rule 3-05 or Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the "Commission"), as applicable to Buyer; (b) any other rule issued by the Commission and applicable to Buyer; and (c) any registration statement, report or disclosure statement filed with the Commission by, or on behalf of Buyer; and (ii) a representation letter, in form specified by, or otherwise satisfactory to the Accountants, signed by the individual(s) responsible for Seller's financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required by the Accountants in order to render an opinion concerning Seller's financial statements.

          IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.


Witness:                                DOUBLE M DEVELOPMENT
                                        a/k/a DOUBLE M DEVELOPMENT COMPANY

-------------------
                                        By:  /s/ Mark G. Caldwell
-------------------                          Mark G. Caldwell, Managing Partner




                                        BUYER:

                                        AMERICAN REAL ESTATE INVESTMENT,
                                        L.P.

                                        By:  AMERICAN REAL ESTATE INVESTMENT
                                        CORPORATION - Its General Partner


                                             By:  /s/ Jeffrey E. Kelter
                                                  Jeffrey E. Kelter
                                                  President

                  FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE
                         LOWER ALLEN DISTRIBUTION CENTER LAND


          THIS FIRST AMENDMENT is made as of the 9th day of March, 1998, by and between MARK G. CALDWELL and MARTIN L. GRASS, trading as DOUBLE M DEVELOPMENT COMPANY, a partnership ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership ("Buyer").

                                 W I T N E S S E T H:

          Seller and Buyer have entered into a certain Agreement of Sale and Purchase dated as of the 31st day of January, 1998 (the "Agreement of Sale") for the Lower Allen Distribution Center Land (as defined in the Agreement of Sale) together with the buildings and other improvements thereon.

          Seller and Buyer desire to amend the Agreement of Sale to provide for a deferral of the Closing Date.

          Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this First Amendment.

          NOW, THEREFORE, Seller and Buyer, each intending legally to bound hereby, agree as follows:

1. The second sentence of Section 4 of the Agreement of Sale is modified to provide as follows:

               Closing shall commence at 10:00 A.M. on Tuesday, March 31, 1998, or on such prior date as shall be designated by at least three
               (3) business days' prior written notice from Buyer to Seller ("Closing Date").

Except as modified by the terms and provisions of this First Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.
     IN WITNESS WHEREOF, intending legally to be bound hereby, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.

                                        SELLER:

                                        DOUBLE M DEVELOPMENT
                                        a/k/a DOUBLE M DEVELOPMENT COMPANY


                                        By:/S/ Mark G. Caldwell
                                        Mark G. Caldwell, Managing Partner


                                        BUYER:

                                        AMERICAN REAL ESTATE INVESTMENT,
                                        L.P.


                                   By:  AMERICAN REAL ESTATE INVESTMENT
                                        CORPORATION - Its General Partner


                                             By: /s/ Jeffrey E. Kelter
                                             Jeffrey E. Kelter
                                              President

                            AGREEMENT OF SALE AND PURCHASE
                            AIRPORT INDUSTRIAL PARK-I LAND


          THIS AGREEMENT is made as of the 31st day of January, 1998 by and between MARK G. CALDWELL and MARTIN L. GRASS, trading as DOUBLE M DEVELOPMENT COMPANY, a Partnership, having an address at 434 North Front Street, Wormleysburg, Pennsylvania 17403 ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware Limited Partnership, having an address at Plymouth Meeting Executive Campus, 620 West Germantown Pike, Suite 200, Plymouth Meeting, PA 19462 ("Buyer").


                                W I T N E S S E T H :


2. AGREEMENT TO SELL AND PURCHASE. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms and conditions of this Agreement, certain property consisting of the following:

               (a)  REAL PROPERTY.  All that certain tract of land containing
18.49 acres being Lot No. 1 as shown on the Plan of Airport Industrial Park, Recorded in Plan Book C, Volume 5, page 7 ("Plan") and Lot No. 3 on the Plan containing 2.737 acres and containing an existing Retention Pond (both, "Airport Industrial Park-I Land"), which are described by metes and bounds on the Plan, situate in the Township of Lower Swatara, Dauphin County, Commonwealth of Pennsylvania (the Airport Industrial Park-I Land is sometimes herein referred to as the "Land"); together with all improvements on the Land, including, without limitation, two buildings located on the Airport Industrial Park-I Land containing 132,558 square feet and 152,908 square feet; together with all appurtenances thereto (including, without limitation, all easements, rights-of-way, and other rights and benefits belonging to, running with the owner of, or relating to the Land); and together with all rights, title and interest of Seller in and to all land lying in the bed of any street, opened or proposed, abutting the Land and all right, title and interest of Seller in an to any unpaid award for the taking by eminent domain of any part of the Land or for damages to the Land by reason of a change of grade of any street (all of the property, rights and privileges described in this Section 1(a) herein being collectively called the "Real Property").

               (b) PERSONAL PROPERTY. All fixtures, equipment and other personal property attached or appurtenant to the Real Property; all furniture, supplies, and other unattached items of personal property located in or on, or used in connection with, the Real Property which are owned by Seller; and all intangible personal property used in the ownership, operation or maintenance of the Real Property, which is owned by Seller (all of the foregoing items of property being herein collectively called "Personal Property").

               (c) PROPERTY. The Real Property and the Personal Property are sometimes herein collectively called "Property".

3. PURCHASE PRICE. The purchase price (the "Purchase Price") for the Property, subject to adjustments as provided in this Agreement, shall be Seven Million Five Hundred Thousand Dollars ($7,500,000), and shall be paid as follows:

               (a) Fifty Thousand Dollars ($50,000) (such sum, plus all interest which accrues thereon, being herein called "the Deposit") shall be paid by Buyer to First American Title Insurance Company ("Title Company") on the date of the execution of this Agreement. The Deposit shall be held by the Title Company in one or more federally-insured money market accounts acceptable to both Seller and Buyer, or in short-term United States Government obligations having a maturity date which is not later than the Closing Date (as defined below).

               (b) The balance of the Purchase Price shall be paid at Closing by wire transfer of immediately available funds.

4.        DISPOSITION OF DEPOSIT; DEFAULTS.

               (a) The Deposit shall be held in escrow and disbursed by the Title Company in accordance with the terms of this Agreement. Seller and Buyer each agrees, upon request, to execute the Title Company's customary form of escrow agreement with respect to the Deposit.

               (b) If Buyer, without the right to do so and in default of its obligations under this Agreement fails to complete Closing, Seller shall have the right to be paid the Deposit as liquidated damages and not as a penalty. Buyer and Seller acknowledge that the damages which may be incurred by Seller in the event of Buyer's default are difficult to quantify as of the date of this Agreement; the Deposit represents the parties' reasonable estimate of Seller's probable future damages in the event of Buyer's default; and that the Deposit represents fair and reasonable compensation to Seller in the event of Buyer's default. The right of Seller to be paid the Deposit shall be Seller's exclusive and sole remedy, and Seller waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted by law or in equity against Buyer.

               (c) If Closing is completed hereunder, the Title Company shall pay the Deposit to Seller on account of the Purchase Price.

5. CLOSING. The closing of this transaction ("Closing") shall take place at the offices of Wolf, Block, Schorr and Solis-Cohen, Twelfth Floor Packard Building, 15th and Chestnut Streets, Philadelphia, Pennsylvania 19102. Closing shall commence at 10:00 a.m. on February 18, 1998 ("Closing Date").

6.        CONDITION OF TITLE.

               (a) Title to the Property shall be good and marketable and free and clear of all liens, restrictions, easements, encumbrances, leases, tenancies and other title objections, except for the Permitted Encumbrances (as defined below) and the Tenant Leases (as defined below), and shall be insurable as such and as provided in this Agreement at ordinary rates by the Title Company pursuant to an ALTA Owner's Policy of Title Insurance, 1970 Form B, amended October 17, 1970 and October 17, 1984 (the "Owner's Policy of Title Insurance"). The premium (at ordinary rates) for the Owner's Policy of Title Insurance will be paid by Buyer.

               (b) If Seller is unable to convey title to the Property to Buyer at Closing in accordance with the requirements of Section 5(a), Buyer shall have the right (i) of taking such title as Seller is able to convey with abatement of the Purchase Price in the amount (fixed or ascertainable) of any Monetary

Liens (as defined below) on the Property, or (ii) of terminating this Agreement.


               (c) Promptly after the execution of this Agreement, Buyer shall order from the Title Company a Commitment for Title Insurance ("Title Commitment") with respect to the Real Property. Prior to the expiration of the Inspection Period, Buyer shall give to Seller Notice ("Exception Notice") of any exceptions to title set forth in the Title Commitment which are not acceptable to Buyer ("Unacceptable Exceptions"). Seller shall, within ten business (10) days from the date of Seller's receipt of the Exception Notice, deliver to Buyer an endorsement to the Title Commitment issued by the Title Company stating which, if any, of the Unacceptable Exceptions the Title Company has or will commit to remove from the Title Commitment; and if the Title Company has not issued an endorsement to the Title Commitment removing (or committing to remove) all of the Unacceptable Exceptions from the Title Commitment within ten (10) business days from the date of Seller's receipt of the Exception Notice, Buyer shall have the right to terminate this Agreement. If Buyer does not terminate this Agreement pursuant to the provisions of this Section 5(c), then the exceptions remaining on Schedule B, Section 2 of the Title Commitment which are not liens securing payment of monetary sums ("Monetary Liens") shall be the "Permitted Encumbrances". Seller agrees to pay all Monetary Liens and cause all Monetary Liens to be released and satisfied of record prior to the completion of Closing.

               (d) If Seller, without the right to do so and in the default of its obligations under this Agreement fails to complete Closing, or otherwise defaults under or breaches this Agreement, Buyer shall have the right, at Buyer's sole election, either (A) to be returned the Deposit plus Buyer's reimbursable costs as hereinafter defined, up to a maximum amount of $25,000.00 as liquidated damages for Seller's breach, or (B) to specific performance and injunctive relief without monetary damages against Seller. Reimbursable expenses are defined to include the cost of all charges incurred by Buyer for securing title, the cost of any plans, surveys and environmental studies ordered by Buyer, all loan commitment fees paid by Buyer and all the fees, costs and expenses reasonably incurred by Buyer in connection with the property and Buyer's intended acquisition thereof.

7. POSSESSION. Possession of the Property shall be given to Buyer at Closing, subject only to the rights of occupancy of the Tenants (as defined below) under the Tenant Leases by delivery of Seller's special warranty deeds (the "Deeds") and bills of sale (the "Bills of Sale"), duly executed and acknowledged by Seller and in proper form for recording. If Buyer causes surveys of the Real Property to be made, then at Buyer's option the descriptions of the Real Property contained in the Deeds shall be based upon those survey.

8.        APPORTIONMENTS; TRANSFER TAXES; SECURITY DEPOSITS.

               (a) (i)      Real estate taxes on the Real Property; personal
property taxes (if any) on the Personal Property; minimum water and sewer rentals; base, minimum and/or fixed rental, additional rental and other sums paid by the Tenants to the Seller prior to Closing under the Tenant Leases; payments due under the Service Agreements (as defined below) which are to be assigned to Buyer, if any, shall be apportioned pro rata between Seller and Buyer on a per diem basis as of the Closing Date; provided, however, that there shall be no apportionment between Buyer and Seller at Closing with respect to utility charges paid by the Tenants directly to utility companies pursuant to the Tenant Leases.

                  (ii) If the Closing Date is not the first day of a calendar month and if as of the Closing Date and of the Tenants has not paid the monthly installment of base, minimum and/or fixed rental ("Delinquent Installment") due under its Tenant Lease with respect to the month in which Closing occurs, then at Closing Buyer shall receive a credit against the Purchase Price in an amount equal to the portion of the Delinquent Installment applicable to the period of time from and after the Closing Date and through the balance of the applicable month; and upon Buyer's receipt of the Delinquent Installment from such Tenant, Buyer shall pay the full amount thereof to Seller. For the purpose of this subparagraph, "Delinquent Installment" shall mean only one that has not been paid by the applicable Tenant within the applicable grace period, if any, in its Tenant Lease.

               (b) At Closing, each of Buyer and Seller shall pay one-half (1/2) of all realty transfer taxes imposed by the Commonwealth of Pennsylvania and all other governmental authorities upon the Deeds and the conveyance of the Real Property from Seller to Buyer.

               (c) At Closing, Seller shall deliver to Buyer a certified check in the amount of all Security Deposits paid under the Tenant Leases, and all interest which has (or was required to) accrued thereon.

9. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller makes the following representations and warranties to Buyer, which representations and warranties are true and correct as of the date of this Agreement, and shall be true and correct at and as of the Closing Date in all respects as though such representations and warranties were made both at and as of the date of this Agreement, and at and as of the Closing Date:

               (a) The only leases or other agreements (herein collectively called the "Tenant Leases"; and each respective tenant under each of the Tenant Leases is herein sometimes individually called "Tenant" and collectively "Tenants") with respect to rights of use and occupancy of the Property in effect are as set forth on the Charts attached hereto as Schedule 1.

               (b) The Tenant Leases are valid and existing and in full force and effect; the Tenants are in actual possession of the Property; and neither the Tenants nor the Seller are in default of their respective obligations under the Tenant Leases.

               (c) The copies of the Tenant Leases previously delivered by Seller to Buyer are true and complete copies of the Tenant Leases; the Tenant Leases have not been amended, modified, or supplemented; and the Tenants do not have any right to extend or renew the terms of their respective Tenant Leases except as expressly set forth in the Tenant Leases.

               (d) None of the Tenants has asserted any claim which could adversely affect the right of the landlord to collect base, minimum or fixed rental or additional rental from the Tenants; and no notice of default or breach on the part of landlord under the Tenant Leases has been received by Seller from any of the Tenants which has not been cured.

               (e) All construction, painting, repairs, alterations, improvements and other work required to be performed by the landlord under the Tenant Leases, and all of the other obligations of the landlord required to be performed under the Tenant Leases as of the Closing Date, have been completed fully performed and paid for in full by Seller.

               (f) The terms of the Tenant Leases commenced and will end on the dates specified in the Charts attached hereto as Schedule 1.

               (g) The rents and other payments set forth in the Tenant Leases are the actual rents, income and charges presently being collected by Seller under the Tenant Leases; all minimum rent payable under the Tenant Leases is payable monthly in advance of rent control laws, ordinances, or regulations, or by virtue of existing agreements or regulations.

               (h) Except as set forth in the Tenant Leases, none of the Tenants is entitled to any concession, allowance, rebate or refund.

               (i) None of the Tenants has prepaid any base rental, minimum rental, fixed rental or additional rental or other charges for more than the current month under its Tenant Lease.

               (j) Neither the Tenant Leases nor the rental or other amounts payable under the Tenant Leases have been assigned, pledged or encumbered other than to the holder of any existing mortgage as collateral security, which assignment shall be terminated at Closing; and the Tenant Leases may be assigned by Seller to Buyer at Closing.

               (k) No security deposit has been paid by any of the Tenants under the Tenant Leases, except as set forth on the Charts attached hereto as
Schedule 1.

               (l) The Chart attached hereto as Schedule 2 sets forth the only brokerage or leasing commissions or other compensation which are or will be due and payable to any party ("Lease Broker") with respect to or on account of the Tenant Leases or any extensions or renewals thereof or any other actions by the Tenants thereunder; the copies of the agreements between Seller and each Lease Broker delivered by Seller to Buyer are true and complete and there are no other such agreements; Seller shall fully pay (and shall provide to Buyer at Closing evidence of such payment) all installments on account of the existing leasing commissions due or payable with respect to any rental due or payable in connection with any period prior to the Closing Date and/or otherwise due and payable prior to the Closing Date; and Buyer shall, at Closing, accept the assignment of the Tenant Leases subject to the obligation to pay all of the existing leasing commissions to the Lease Brokers with respect to periods occurring from and after the Closing Date. Pursuant to the preceding sentence, there shall be an apportionment at Closing of prepaid or accrued leasing commissions.

               (m) Except as expressly set forth in the Tenant Leases, the Tenants do not have any right or option to acquire to the Property or any portion thereof.

               (n) Seller has not received any written notice ("Defect Notice") from any insurance company which has issued a policy with respect to the Property or from any board of fire underwriters (or other body exercising similar functions) claiming any defects or deficiencies in the Property or suggesting or requesting the performance of any repairs, alterations or other work to the Property.

               (o) There are no management, service, equipment, supply, security, maintenance, construction, concession or other agreements with respect to or affecting the Property, except for any agreements under which only a Tenant is bound and except for the agreements listed on Exhibit B to this Agreement (collectively, the "Service Agreements"); Seller is not in default under the Service Agreements; the copies of the Service Agreements previously delivered by Seller to Buyer are true and complete copies of such Service Agreements and the same have not been amended, modified or supplemented; and each of the Service Agreements designated on Exhibit B to be terminated shall be terminated by Seller at or prior to Closing and all sums due thereunder paid in full by Seller.

               (p) No employee of Seller who performs services at or in connection with the Property is covered by an employment agreement or union contract; no demand has been made upon Seller for recognition of a union or collective bargaining agent for the employees of Seller at the Property; and none of the employment arrangements with respect to Seller's employees will be binding upon Buyer or any subsequent owner of the Property after Closing.

               (q) There are no outstanding uncured written notices received by Seller of any violation ("Violation") of any applicable law, ordinance, code, rule, order, regulation or requirement of any governmental authority with respect to the Property.

               (r) Exhibit C to this Agreement sets forth the only fire and extended coverage insurance policies ("Policy") maintained by Seller with respect to the Property; the Policy is in full force and effect and all premiums due thereunder has been paid; and neither Seller nor (to Seller's knowledge) any of the Tenants have received any notice from the insurance companies which issued the Policy, indicating that the Policy will not be renewed or will be renewed at a higher premium than is presently payable therefor.

               (s) There is no action, suit or proceeding pending or, to the knowledge of Seller, threatened against or affecting Seller or the Property or any portion thereof or the Tenant Leases or relating to or arising out of the ownership, management or operation of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

               (t) Seller has not received any notice of any condemnation proceeding or other proceedings in the nature of eminent domain ("Taking") in connection with the Property, and to Seller's knowledge no Taking has been threatened.

               (u) All of the books, records, information, data and other items supplied by Seller to Buyer are true, complete and correct in all material respects, and fairly and accurately presented the results of operations of the Property.

               (v) To the best of Seller's actual knowledge, there is no presently existing Violation at the Property of any environmental law or reputation; no contamination is present at the Property; and no underground storage tanks, asbestos or PCBs are present at the Property.

10.       OPERATIONS PRIOR TO CLOSING.  Between the date of this Agreement and
Closing:

               (a) Seller shall, at its expense: perform all of its obligations under the Tenant Leases; and cure all notices of any Violations and/or Defect Notices issued prior to Closing. Notwithstanding the foregoing provisions of this Section 9(a), if all such notices of Violation or Defect Notices require the expenditure by Seller of more than $50,000 in the aggregate, Seller shall have the right to give to Buyer written notice that Seller has elected not to cure such notices; and in such event, Buyer shall have the right, by written notice to Seller, at Buyer's sole option, to terminate this Agreement.

               (b) Seller shall not enter into any agreement to modify, amend or otherwise alter any of the terms or provisions of the Tenant Leases or any of the Service Agreements; Seller shall not enter into a new lease ("New Lease") or other agreement with respect to the use or occupancy of the Real Property and/or the maintenance thereof, without prior written approval of Buyer. Seller agrees to execute any New Lease designated by Buyer which is approved by Seller. Each of Seller and Buyer agrees not unreasonably to untimely withhold or delay its approval of a New Lease. If Seller shall enter into a New Lease for a portion of the Real Property after the date of this Agreement and prior to the Closing Date pursuant to the request or prior written approval of Buyer, then Buyer shall, at Closing, reimburse to Seller all hard costs paid by Seller pursuant to a written budget previously approved by Seller and Buyer for capital improvements to the premises demised under the New Lease; and Buyer shall assume the obligations of the Seller, as landlord under the New Lease, to perform capital improvements to the premises demised under the New Lease required by the terms of the New Lease. Any New Lease entered into by Seller after the date of this Agreement and prior to the Closing Date pursuant to the request or prior written approval of Buyer shall be included within the definition of "Tenant Leases".

               (c) Seller shall perform all acts, and shall make all payments, necessary to cause the representations and warranties of Seller in this Agreement to be true and correct.

               (d) (i) Buyer, its attorneys, accountants, architects, engineers and other representatives shall be afforded access to the Property and to all books, records and files relating thereto from time to time prior to Closing for the purposes of inspections, preparation of plans, taking of measurements, making of surveys, making of appraisals, and generally for the ascertainment of the condition of the Property, including but not limited to the physical and financial condition of the Property; and there shall be furnished to Buyer all plans and specifications, engineering reports, feasibility studies, operating statements, governmental permits and approvals, contracts, leases, surveys, title information and other documentation concerning the Property in the possession of Seller and/or Seller's management agent for the Property.

                (ii) Buyer, its attorneys, accountants and other representatives, shall be permitted to make and are authorized to make any searches of governmental records as they deem necessary with respect to the Property; and Seller agrees fully to cooperate with Buyer and its attorneys and other representatives in this regard and to issue any consents or authorizations required therefor.

               (iii) Buyer agrees to indemnify, defend and reimburse Seller for all costs, expenses (including, without limitation, attorney's fees, consultant and expert fees and court costs) loss and liabilities suffered or incurred by Seller as the result of any injuries to persons or properties caused by Buyer's entry upon the Property prior to Closing pursuant to the provisions of this Section 9(d) and Section 14.

               (e) Promptly after receipt thereof by Seller, Seller shall deliver to Buyer the following:

                      (i) a copy of any notice of default given or received under the Tenant Leases or the Service Agreements;

                     (ii) a copy of any tax bill, notice or statement of value, or notice of change in a tax rate affecting or relating to the Property;

                    (iii) a copy of any notice of an actual or alleged Violation; and

                     (iv)       a copy of any notice of Taking.

               (f) Seller shall deliver for execution by each of the Tenants a written certification which shall be prepared by Buyer's counsel (utilizing the form attached to this Agreement as Exhibit D, but modified and supplemented by Buyer's counsel to reflect the terms and provisions of each of the respective Tenant Leases) (each such certification being herein called a "Tenant Estoppel Certificate"); and Seller shall obtain an executed Tenant Estoppel Certificate (dated no more than fifteen (15) days prior to the Closing Date) from each of the Tenants. Seller shall deliver to Buyer a copy of each of the executed Tenant Estoppel Certificates obtained by Seller, promptly after Seller's receipt thereof.

               (g) Seller shall deliver for execution by each of the Tenants a Subordination, Non-Disturbance and Attornment agreement in the form required by Buyer's lender ("SNDA"); and Seller shall use its best efforts to obtain an executed SNDA from each of the Tenants. Seller shall deliver to Buyer a copy of each of the executed SNDAs delivered to Seller promptly after receiving such SNDA.

11. TAX FREE EXCHANGE. Buyer shall cooperate with Seller in effecting an exchange described in Section 1031 of the internal Revenue Code ("Tax Free Exchange"), provided, that: (a) the Tax Free Exchange shall not impose upon Buyer additional financial or legal obligations in addition to those set forth elsewhere in this Agreement; (b) Buyer shall have no obligation to take title to any exchange property; (c) Seller shall indemnify, defend and save and hold Buyer harmless of an from all expenses, liabilities, claims, losses or actions as a result of Buyer's participation in the Tax Free Exchange; (d) Buyer shall have no obligation to modify any of the provisions of this Agreement to effect the Tax Free Exchange; (e) any Agreement of Sale to be entered into by Buyer for an exchange property shall provide that any liability of Buyer thereunder shall be limited and restricted in enforcement to any deposit monies paid by Buyer; and (f) Seller shall provide to Buyer any deposit monies required under any Agreement of Sale for an exchange property.

12.       CASUALTY.

               (a) Seller shall maintain the Policy in effect until the time of Closing, and shall deliver to Buyer, within ten (10 ) days after the date of this Agreement, an endorsement to the Policy issued by each insurance company issuing the Policy evidencing that the Policy is in effect, and that the Policy will not be canceled or materially modified without at least thirty (30) days prior written notice to Buyer. If Closing is not completed under this Agreement, Buyer agrees to deliver to Seller, upon request, a written direction to each insurance company which has issued the Policy, directing that Buyer's name as an additional insured party be deleted therefrom. If Closing is completed under this Agreement, Seller shall be entitled to all rebates and refunds of any prepaid premiums under the Policy.

               (b) If at any time prior to the Closing Date any portion of the Property is destroyed or damaged as a result of fire or any other casualty ("Casualty"), Seller shall promptly give written notice ("Casualty Notice") thereof to Buyer. If the Property is the subject of a Casualty, Buyer shall have the right, at its sole option, of terminating this Agreement (by notice given within thirty (30) days after receipt of the Casualty Notice from Seller) unless, (i) the cost fully to repair or restore such damage is less than One Hundred Thousand Dollars ($100,000) and sufficient insurance proceeds are available fully to restore such damage, and (ii) the insurance company issuing the Policy has confirmed in writing prior to the end of such thirty (30) day period that such Casualty is covered by the Policy and that no defense to payment of the claim exists, and (iii) such Casualty will not result in any of the Tenants terminating any of the Tenant Leases or asserting a right to terminate any of the Tenant Leases, and (iv) any loan commitment obtained by Buyer for financing to acquire the Property is not canceled or suspended as a result of such Casualty. If a Casualty Notice is given to Buyer less than thirty (30) days prior to Closing, at Buyer's option Closing shall be postponed to a date not later than thirty (30) days after Buyer's receipt of the Casualty Notice. If Buyer does not terminate this Agreement, the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date shall be paid to Buyer at the time of Closing and all unpaid claims and rights in connection with losses to the Property shall be assigned to Buyer at Closing without in any manner affecting the Purchase Price.

               (c) If the Property is the subject of a Casualty, but Buyer does not have the right to terminate this Agreement pursuant to the provisions of
Section 11(b) above (or Buyer does not exercise such right), then Seller shall promptly cause all temporary repairs to be made to the Property as shall be required to prevent further deterioration and damage to the Property; provided, however, that any such repairs shall first be approved by Buyer, which approval shall not be unreasonably or untimely withheld. Seller shall have the right to be reimbursed from the proceeds of any insurance with respect to the Property paid between the date of this Agreement and the Closing Date for the cost of all such repairs made pursuant to this Section 11(c). Except for the obligation of Seller to repair the Property set forth in this Section 11(c), Seller shall have no other obligation to repair any Casualty damage in the event Buyer does not elect to terminate this Agreement pursuant to the provisions of Section 11(b), and in such event, Buyer shall accept the Property at Closing as damaged or destroyed by the Casualty and Buyer shall have the right to enter the Real Property prior to Closing for the purpose of performing such repairs thereto as are reasonably necessary to protect the Property against further damage prior to the Closing Date.

13. EMINENT DOMAIN. If at any time prior to the Closing Date: a Taking affects all or any part of the Property, or if any proceeding for a Taking is commenced, or if notice of the contemplated commencement of a Taking is given, Seller shall promptly give written notice ("Taking Notice") thereof to Buyer. Buyer shall have the right, at its sole option, of terminating this Agreement by written notice to Seller within thirty (30) days after receipt by Buyer of the Taking Notice. If a Taking Notice is given to Buyer less than thirty (30) days prior to Closing, at Buyer's option Closing shall be postponed to a date not later than thirty (30) days after Buyer's receipt of the Taking Notice. If Buyer does not terminate this Agreement, the Purchase Price shall be reduced by the total of any awards or damages received by Seller and Seller shall, at Closing, assign to Buyer all of Seller's right, title and interest in and to any awards or damages to which Seller may have become entitled or may thereafter be entitled by reason of any exercise of the power of eminent domain or condemnation with respect to or for the Taking of the Property or any portion thereof.

14.       CONDITIONS OF BUYER'S OBLIGATIONS.

               (a) The obligations of Buyer under this Agreement are subject to the satisfaction at the time of Closing of each of the following conditions (any one of which may be waived in whole or in part in writing by Buyer at or prior to Closing):

                      (i) all of the representations and warranties by Seller set forth in this Agreement shall be true and correct in all material respects;

                     (ii) no representation or warranty by Seller contained in this Agreement shall contain any materially untrue statement or shall omit a material fact necessary to make the statement of fact therein recited not misleading;

                    (iii) Seller shall have performed all covenants, agreements and conditions required by this Agreement (and by any other Agreement between Seller and Buyer) to be performed by Seller prior to or as of the Closing Date; and

                     (iv) Buyer shall have received the executed Tenant Estoppel Certificates and SNDAs from the Tenants under the Tenant Leases. .

               (b) In the event any of the conditions set forth in Section 13(a) are not satisfied as of the Closing Date, Buyer shall have the right (in addition to all other rights and remedies available to Buyer under this Agreement, at law or equity), at Buyer's sole option to (i) terminate this Agreement, or (ii) complete Closing notwithstanding the unsatisfied condition.

15.       INSPECTION PERIOD.

               (a) Buyer shall, during the period ("Inspection Period") which shall commence as of the date of this Agreement and shall end on January 30, 1998, have the opportunity to examine the Property, the Tenant Leases, the Service Agreements, the Policy, the Permitted Encumbrances and any items to be delivered by Seller to Buyer, and to conduct such other inspections of the Property as Buyer, in its discretion, may elect.

               (b)    (i)       Seller acknowledges that Buyer may commission,
prior to Closing, at Buyer's sole cost and expense, an investigation of (without limitation): compliance with environmental laws, the presence of contaminants on, over, under, migrating from or affecting the Property including without limitation in connection with the use and operation of any Personal Property, and the presence of conditions that may affect Buyer's intended use.

                     (ii) Seller will cooperate with Buyer and Buyer's agents in Buyer's investigation, including without limitation: (A) complying with requests for information and records; (B) assisting Buyer in obtaining governmental agency or other records and upon Buyer's request communicating directly with any governmental agencies; (C) granting Buyer access to the Property including, without limitation, access for collecting surface or subsurface samples of soil, vegetation or water, or samples from buildings and other improvements and Personal Property located on the Property, including samples from walls, floors, ceilings, plenums, paved areas and other areas the taking of which samples may necessitate some damage to the buildings, other improvements or the Personal Property, and installing groundwater monitoring wells; and (D) delivery to Buyer any communications, letters, inquiries or notices received by Seller from any regulatory body dealing with environmental matters, water quality, air quality, life safety and OSHA and with all reports which may have been prepared within the past five years addressing the presence of PCB emissions, asbestos or other hazardous materials or waste. If Buyer does not complete Closing, Buyer will repair any invasive testing to the condition of the Property which had reasonably existed prior to such testing or sampling

               (c) Buyer shall have the right, at Buyer's sole option, to terminate this Agreement (for any reason whatsoever) on or prior to the second business day to occur after the date on which the Inspection Period ends.

16.       ITEMS TO BE DELIVERED AT CLOSING.

               (a)  At Closing, Seller shall deliver to Buyer the following:

                      (i)       The Deeds.

                     (ii)       The Bills of Sale.

                    (iii) Assignments in the form of Exhibits E and F, respectively, of the Tenant Leases and the Service Agreements designated on Exhibit B to be assigned to Buyer, duly executed and acknowledged by Seller and in proper form for recording, assigning to Buyer all of the lessor's and Seller's rights, title and interest in the Tenant Leases and such Service Agreements, together with all correspondence between Seller and the Tenants, an original executed copy of each of the Tenant Leases and each such Service Agreement and letters, duly executed by Seller, in form satisfactory to Buyer addressed to each of the Tenants and other parties under the Service Agreements informing it of the assignments. Seller shall also deliver to Buyer at Closing evidence of Seller's termination of those Service Agreements not assigned to Buyer and payment of all sums owing to the parties to such Service Agreements.

                     (iv) An assignment, duly executed and acknowledged by Seller, of (and delivery to Buyer of originals or copies of): all certificates of occupancy and all other licenses, permits, authorizations, consents, certificates and approvals with respect to the Property; all fees, escrow and/or security funds, deposits and other sums heretofore paid by Seller to any governmental authority in connection with the Property; all certificates issued by the local Board of Fire Underwriters (or other body exercising similar functions); all plans, specifications and project manuals for the Property in Seller's possession; and all guarantees, bonds and warranties with respect to the Property in Seller's possession (together with original counterparts of such instruments).

                      (v) An original counterpart of the Tenant Estoppel Certificates and the SNDAs.

                     (vi) Such resolutions and certificates as the Title Company shall require to evidence the due authorization of the execution and performance of this Agreement and the documents to be delivered pursuant hereto; and all affidavits, indemnities and other agreements required by the Title Company to permit it to issue to Buyer the Owner's Policy of Title Insurance required pursuant to Section 5(a).

                    (vii) A statement, certified by Seller (and accompanied with all relevant back-up documentation) setting forth all information necessary or required to permit Buyer to calculate and collect after Closing all payments of additional rent and other charges due under the Tenant Leases.

                   (viii) All proper instruments for the conveyance of the awards referred to in Sections 1(a) and 12.

                     (ix) Duplicate copies of all books, records and operating reports in Seller's possession which are necessary to insure continuity of operation of the Property.

                      (x) An original executed and acknowledged copy of the Right of First Refusal Agreement in recordable form as provided in Paragraph 23, below.


                     (xi) Any other documents required to be delivered by Seller pursuant to any other provisions of this Agreement.

               (b)  At Closing, Buyer shall deliver to Seller the following:

                      (i) The portion of the Purchase Price payable pursuant to Section 2(b).

                     (ii) Assumption agreements, in the form of Exhibits E and F respectively, of the Tenant Leases and of the Service Agreements designated on Exhibit B to be assigned to Buyer, duly executed and acknowledged by Buyer and in proper form for recording.

                    (iii) Any other document required to be delivered by Buyer pursuant to any other provisions of this Agreement.

17. TIME. Time is of the essence of this Agreement. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period provided in this Agreement shall end on a Saturday, Sunday or legal holiday, then the final day shall extend to the next full business day. For the purposes of this Section 16, the term "holiday" shall mean a day other than a Saturday or Sunday on which banks in the Commonwealth of Pennsylvania are or may elect to be closed.

18. BROKERAGE. Each of Seller and Buyer represents and warrants to the other that it has dealt with no broker, finder or other intermediary in connection with this sale, except for Commercial/Industrial Realty Company ("CIR"). Seller agrees to pay all commissions and any other sums due to CIR by reason of this transaction.

19. NO OTHER REPRESENTATIONS. Buyer acknowledges that neither Seller nor anyone acting, or purporting to act, on behalf of Seller, has, except as expressly set forth in this Agreement, made any representation or warranty with respect to the Property.

20. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

21.       FIRPTA.

               (a) Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code") provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Buyer that withholding of tax is not required upon the disposition by Seller of a United States real property interest, the undersigned parties executing this Agreement on behalf of Seller hereby certify the following on behalf of Seller:

                      (i) Seller is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations);

                     (ii) Seller's U.S. employer identification number is ________________; and

                    (iii)       Seller's office address is:

                         434 North Front Street
                         Wormleysburg, PA 17403

Seller, and the parties executing this Agreement on behalf of Seller, understand that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement made here could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned parties executing this Agreement on behalf of Seller declare that they have examined this certification and to the best of their knowledge and belief, it is true, correct and complete; and they further declare that they have authority to sign this document on behalf of Seller.

               (b) Seller, and the parties executing this Agreement on behalf of Seller, shall deliver to Buyer at Closing, a restatement of the above certifications of Seller and of the parties executing this Agreement on behalf of Seller.

          21.  NOTICES.

               (a) All notices, demands, requests or other communications from each party to the other required or permitted under the terms of this Agreement shall be in writing and, unless and until otherwise specified in a written notice by the party to whom notice is intended to be given, shall be sent to the parties at the following respective addresses:

               if intended for Buyer:

               Plymouth Meeting Executive Campus
               620 West Germantown Pike, Suite 200
               Plymouth Meeting, PA 19462

               Attention:  Jeffrey E. Kelter
               Fax:  610-834-9560

               if intended for Seller:

               434 North Front Street
               Wormleysburg, PA 17403
               FAX: 717-731-0979


Notices may be given on behalf of any party by its legal counsel.

               (b) Each such notice, demand, request or other communication shall be given (i) against a written receipt of delivery, or (ii) by registered or certified mail of the United States Postal Service, return receipt requested, postage prepaid, or (iii) by a nationally recognized overnight courier service for next business day delivery, or (iv) via telecopier or facsimile transmission to the facsimile number listed above, provided, however, that if such communication is given via telecopier or facsimile transmission, an original counterpart of such communication shall concurrently be sent in either the manner specified in clause (i) or (iii) above.

               (c) Each such notice, demand, request or other communication shall be deemed to have been given upon the earliest of (i) actual receipt or refusal by the addressee if sent pursuant to Section (b)(i) or (b)(iv), or (ii) deposit thereof at any main or branch United States post office if sent in accordance with section (b)(ii) above or (iii) deposit thereof with the courier if sent pursuant to section (b)(iii) above.

          22.  MISCELLANEOUS.

               (a) CAPTIONS. The captions in this Agreement are inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

               (b) ENTIRE AGREEMENT; GOVERNING LAW. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, supersedes all prior or other negotiations, representations, understandings and agreements (including, without limitation, the letter of intent between Seller and Buyer dated September 18, 1997) of, by or among the parties, express or implied, oral or written, which are fully merged herein. The express terms of this Agreement control and supersede any course of performance and/or customary practice inconsistent with any such terms. Any agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Agreement unless such agreement is in writing and signed by the party against whom enforcement of such change, modification, discharge or abandonment is sought. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania.

               (c) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision may be invalid or unenforceable in whole or in part.

               (d) WAIVER OF TENDER OF DEED AND PURCHASE MONIES. The tender of executed Deeds by Seller and the tender by Buyer of the Purchase Price are mutually waived, but nothing in this Agreement shall be construed as a waiver of Seller's obligation to deliver the Deeds and/or of the concurrent obligation of Buyer to pay the Purchase Price at Closing.

               (e) GENDER, ETC. Words used in this Agreement, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

               (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected on this Agreement as the signatories.

               (g) EXHIBITS. All Exhibits and Schedules attached to this Agreement are incorporated by reference into and made a part of this Agreement.

               (h) NO WAIVER. Neither the failure nor any delay on the part of either party to this Agreement to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of any such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

               (i) INTERPRETATION. No provision of this Agreement is to be interpreted for or against either party because that party or that party's legal representative or counsel drafted such provision.

               (j) ATTORNEY'S FEES. In connection with any litigation arising out of this Agreement, the prevailing party shall be entitled to recover all costs incurred, including reasonable attorney's fees. However, the provisions of this Section are expressly subject to the limitation on Buyer's liability specified in Section 3.

               (k) BUYER'S EXERCISE OF RIGHT TO TERMINATE. If Buyer desires to terminate this Agreement pursuant to any of the provisions of this Agreement, Buyer shall do so by giving written notice of termination to Seller. Upon any such termination, the Deposit shall be paid to Buyer (and each of Seller and Buyer shall deliver written instructions to the Title Company to pay the Deposit to Buyer); and except as otherwise expressly provided in this Agreement, this Agreement shall be and become null and void and neither party shall have any further rights or obligations under this Agreement.

               (l) SURVIVAL. The representations, warranties and agreements of Seller set forth in Sections 8 and 9 of this Agreement shall survive a termination of this Agreement, or Closing for a period of 24 months, and thereafter shall survive to the extent that Buyer shall have given to Seller written notice of breach thereof. The obligations of Seller and Buyer pursuant to Sections 7, 10, 17, 20, 21 and 22(j) this Agreement shall survive Closing. Except as otherwise provided in the preceding two sentences of this Section 22(l), the agreements of Seller and Buyer set forth in this Agreement shall not survive Closing and shall merge into the delivery of the Deed at Closing.

          23.  RIGHT OF FIRST REFUSAL.

               (a) For the purpose of this Paragraph 23: the term "Sears Parcel" shall mean all that certain tract of land which is described by metes and bounds on Exhibit H hereto, situate in the township of Lower Swatara, Dauphin County, Commonwealth of Pennsylvania containing 32.82 acres, and the building located on the rear containing 507,000 square feet; and the term "Right of First Refusal Term" shall mean the period of time commencing as of the Closing Date, and terminating two years after the Closing Date.

               (b) At Closing, Seller shall execute, acknowledge and deliver to Buyer for recording, a separate right of first refusal agreement, prepared by Buyer, acceptable to Seller (and Seller agrees that the right of first refusal agreement shall be acceptable to it to the extent that its provisions are substantially the same as those set forth below; and Seller further agrees to be reasonable in granting or withholding is acceptance to the right of first refusal agreement), setting forth the following terms and provisions:

                    (i)       Seller shall not at any
               time during the Right of First Refusal Term sell or convey or agree to sell or convey all or any portion of the Sears Parcel without first having complied with the requirements of this Agreement.

                    (ii)      If Seller shall during the
               Right of First Refusal Term desire to sell or convey the Sears Parcel, Seller shall obtain from a third party a bona fide, arms-length written offer (the "Offer") acceptable to Seller, to purchase the Sears Parcel, and Seller shall submit a written copy of the Offer to Buyer. Buyer shall have fifteen (15) days from receipt of said Offer in which to elect to meet the monetary and all other purchase terms of the Offer, except the time of Closing, and purchase the Sears Parcel pursuant to the monetary and all other purchase terms of the Offer and this paragraph. If Buyer elects to meet the Offer and purchase the Sears Parcel pursuant to the terms of the Offer, Buyer shall give to Seller written notice thereof ("Acceptance Notice") within said fifteen (15) day period and closing shall be held within 90 days after the date of the Acceptance Notice, whereupon Seller shall convey the Sears Parcel to Buyer. At closing, Seller shall deliver to Buyer a special warranty deed, sufficient to convey to Buyer fee simple title to the Sears Parcel free and clear of all liens, restrictions and encumbrances, except for those subject to which the Sears Parcel was to have been conveyed to the party making the Offer in accordance with the terms of the Offer. Realty transfer tax shall be paid by Buyer and Seller in the manner prescribed in the Offer.

                    (iii)     This right of first refusal
               shall continue until such time as the Sears
               Parcel shall have been sold by Seller to a party making the Offer or the expiration of the term of this right of first refusal.
               In the event Buyer shall elect not to meet any Offer, Seller may thereafter sell the Sears Parcel only to the party making the Offer and only strictly in accordance with the terms of the Offer.

                    (iv)      To prevent Seller from
               defeating the rights of Buyer pursuant to this Agreement, Seller agrees that Seller will not during the term of this right of first refusal accept an offer to purchase less than all of the Sears Parcel or all or any portion of the Sears Parcel together with any other property.

                    (v)       The rights and obligations
               of Seller and Buyer pursuant to this
               Agreement, shall be binding upon Seller, and its successors and assigns, and shall inure to the benefit of, Buyer, and Buyer's successors and assigns.

          24. REPORTS. For the period of time commencing on the date of this Agreement and continuing through the first anniversary of the Closing Date, and without limitation of the other document production otherwise required of Seller hereunder, Seller shall, from time to time, upon reasonable advance written notice from Buyer, provide to Buyer and its representatives: (i) access to all financial and other information pertaining to the period of Seller's ownership and operation of the Property, which information is relevant and reasonably necessary, in the opinion of Buyer's outside, third party accountants ("Accountants") to enable Buyer and its Accountants to prepare financial statements in compliance with any and all of (a) Rule 3-05 or Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the "Commission"), as applicable to Buyer; (b) any other rule issued by the Commission and applicable to Buyer; and (c) any registration statement, report or disclosure statement filed with the Commission by, or on behalf of Buyer; and (ii) a representation letter, in form specified by, or otherwise satisfactory to the Accountants, signed by the individual(s) responsible for Seller's financial reporting, as prescribed by generally accepted auditing standards promulgated by the Auditing Standards Division of the American Institute of Certified Public Accountants, which representation letter may be required by the Accountants in order to render an opinion concerning Seller's financial statements.

          IN WITNESS WHEREOF, intending to be legally bound, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.


Witness:                                DOUBLE M DEVELOPMENT
                                        a/k/a DOUBLE M DEVELOPMENT COMPANY

-------------------
                                        By:  /s/ Mark G. Caldwell
-------------------                          Mark G. Caldwell, Managing Partner


                                        BUYER:

                                        AMERICAN REAL ESTATE INVESTMENT,
                                        L.P.


                                        By:  AMERICAN REAL ESTATE INVESTMENT

                                        CORPORATION - Its General Partner


                                             By   /s/ Jeffrey E. Kelter
                                                  Jeffrey E. Kelter
                                                  President

                  FIRST AMENDMENT TO AGREEMENT OF SALE AND PURCHASE
                           AIRPORT INDUSTRIAL PARK - I LAND


          THIS FIRST AMENDMENT is made as of the 9th day of March, 1998, by and between MARK G. CALDWELL and MARTIN L. GRASS, trading as DOUBLE M DEVELOPMENT COMPANY, a partnership ("Seller") and AMERICAN REAL ESTATE INVESTMENT, L.P., a Delaware limited partnership ("Buyer").

                                 W I T N E S S E T H:

          Seller and Buyer have entered into a certain Agreement of Sale and Purchase dated as of the 31st day of January, 1998 (the "Agreement of Sale") for the Airport Industrial Park - I Land (as defined in the Agreement of Sale) together with the buildings and other improvements thereon.

          Seller and Buyer desire to amend the Agreement of Sale to provide for a deferral of the Closing Date.

          Terms which have a defined meaning in the Agreement of Sale shall have the same meaning when used in this First Amendment.

          NOW, THEREFORE, Seller and Buyer, each intending legally to bound hereby, agree as follows:

22. The second sentence of Section 4 of the Agreement of Sale is modified to provide as follows:

               Closing shall commence at 10:00 A.M. on Tuesday, March 31, 1998, or on such prior date as shall be designated by at least three
               (3) business days' prior written notice from Buyer to Seller ("Closing Date").

23. Except as modified by the terms and provisions of this First Amendment, the Agreement of Sale shall remain in full force and effect in accordance with its terms and provisions.

          IN WITNESS WHEREOF, intending legally to be bound hereby, the parties have executed this Agreement as a sealed instrument as of the day and year first above written.

                                   SELLER:

                                   DOUBLE M DEVELOPMENT
                                   a/k/a DOUBLE M DEVELOPMENT COMPANY


                              By: /s/ Mark G. Caldwell
                              Mark G. Caldwell, Managing Partner


                                   BUYER:

                                   AMERICAN REAL ESTATE INVESTMENT,
                                   L.P.


                                   By:  AMERICAN REAL ESTATE INVESTMENT
                                   CORPORATION - Its General Partner


                              By:/s/ Jeffrey E. Kelter
                              Jeffrey E. Kelter
                              President